SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report April 27, 2006
(Date of earliest event reported)

First Northern Community Bancorp
(Exact name of registrant as specified in its charter)

California	68-0450397
(State of Incorporation)	(IRS Employer ID Number)

000-30707
(Commission File No.)

First Northern Community Bancorp
195 North First Street, P.O. Box 547, Dixon, California	95620
(Address of principal executive offices)	(Zip Code)

(707) 678-3041
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Approval of The First Northern Community Bancorp 2006 Stock Incentive Plan

On April 27, 2006, the Shareholders of First Northern Community Bancorp (“Company”) and First Northern Bank of Dixon, its subsidiary, at their Annual Shareholders Meeting approved the First Northern Community Bancorp 2006 Stock Incentive Plan (the “Plan”). The Plan will replace the current 2000 Stock Option Plan and Outside Directors 2000 Nonstatutory Stock Option Plan, which will terminate by their terms in February 2007. The Plan was adopted by the Board of Directors on March 16, 2006, and will be effective on February 27, 2007 or such earlier date when the Board of Directors has terminated both the First Northern Community Bancorp 2000 Stock Option Plan and the First Northern Community Bancorp Outside Directors 2000 Nonstatutory Stock Option Plan.

Under the Plan, 762,230 shares of common stock have been authorized for issuance. This number of shares represents the number of shares remaining for issuance under the 2000 Stock Option Plan and Outside Directors 2000 Nonstatutory Stock Option Plan. No participant in the Plan can receive option grants, stock appreciation rights, restricted stock or stock units for more than 25,000 shares total in any calendar year.

With respect to awards granted to non-employee directors under the Plan during the term of the Plan, the total number of shares of common stock which may be issued upon exercise or settlement of such awards is 100,000 shares and no outside director can receive option grants, stock appreciation rights, restricted stock or stock units for more than 3,000 shares total in any calendar year. Awards granted to non-employee directors under the Plan will be vested as to all shares of common stock subject such awards in the event a change in control takes place with respect to the Company.

A copy of the Plan is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Approval of The Amended First Northern Community Bancorp Employee Stock Purchase Plan

On April 27, 2006, the Shareholders of the Company and First Northern Bank of Dixon also approved the Amended First Northern Community Bancorp Employee Stock Purchase Plan which was initially approved by the Bank’s shareholders in 1997 and assumed by the Company in May 2000 as the First Northern Community Bancorp Employee Stock Purchase Plan. The amendments to the First Northern Community Employee Stock Purchase Plan extended the termination date until March 2016 and reduced the number of shares eligible for issuance from 1,563,912 shares (of which approximately 1,387,353 shares remain available for issuance) to 250,000 shares.

A copy of the Amended First Northern Community Bancorp Employee Stock Purchase Plan is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1
First Northern Community Bancorp 2006 Stock Incentive Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A for its 2006 Annual Meeting of Shareholders)

10.2
Amended First Northern Community Bancorp Employee Stock Purchase Plan (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A for its 2006 Annual Meeting of Shareholders)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2006 First Northern Community Bancorp

(Registrant)

By: _/s/Louise A. Walker________
Louise A. Walker
Senior Executive Vice President
Chief Financial Officer